Fees Summary	Apr. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	129,954.03
Total Transaction Valuation	941,013,990.00
Total Offset Amount	0.00
Net Fee	$ 129,954.03